UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-11(c) or § 240.14a-12

Nuveen Global Cities REIT, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

Below is an email Nuveen Global Cities REIT, Inc. will send to stockholders to notify them of the adjourned annual meeting and to encourage them to vote on proposals outlined in the proxy materials.

Email Notification Setup Form

Work Order Number: 32739

From Address: Nuveen Global Cities REIT, Inc. <noenvelope@proxydirectmail.com>

Reply to Address: internetresponse@computershare.com

Subject line: YOUR VOTE IS NEEDED IMMEDIATELY | Nuveen Global Cities REIT, Inc.

Email Text:

Dear Nuveen Global Cities REIT, Inc. Stockholder:

When you cast your vote all communication on this matter will cease. It will only take a few moments to vote.

The Annual Meeting has been adjourned to allow stockholders more time to vote. The Annual Meeting will reconvene on July 28, 2022, at 9:00 a.m. Eastern Time.

Our records indicate that we do not have your vote.

If you have any questions regarding the proposals, or need assistance with voting your shares, please call our proxy information line at 888-456-7087.

As a stockholder of Nuveen Global Cities REIT, Inc., it is your responsibility to vote your shares on important matters that affect your investment. Voting immediately helps minimize proxy costs and after you vote your shares, you won’t continue to receive reminders about this meeting via mail, email or telephone call.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

This email is not a substitute for the Proxy Statement or any other document that the Company may file with the Securities and Exchange Commission or send to its stockholders in connection with its Annual Meeting of Stockholders. The Proxy Statement contains important information regarding the proposals that you are being asked to consider. Please read the materials carefully. For your convenience, electronic versions of the Proxy Statement and Annual Report are available at the website below for you to view or download.

https://www.nuveen.com/gcreit/literature

For your convenience, please utilize any of the following methods to submit your vote:

1. Vote Online. Available 24 hours a day, 7 days a week.

The control number and security code shown below will auto-populate when you click on the link(s) provided.

Fund: Nuveen Global Cities REIT, Inc.

Control Number: XXXXXXXXXXXXXX

Security Code: XXXXXXXX

You can also go to https://www.proxy-direct.com and enter your control numbers and security code exactly as they appear above. If multiple control numbers and security codes appear, you will need to vote each individually for your vote to be captured on all accounts.

2. Vote by Phone. Available 24 hours a day, 7 days a week.

Call 1(800) 337-3503 and follow the automated instructions using the information from option 1 above. When asked to enter the 14-digit number located in the shaded box on your proxy card, please enter the Control Number. When asked to enter the 8-digit code located in the unshaded box on your proxy card, please enter the Security Code.

PLEASE SUBMIT YOUR VOTE TODAY!

Thank you for your prompt attention. If you have voted since we prepared this reminder, we appreciate your participation.

Sincerely,

Computershare Funds Services, Independent Tabulator for Nuveen Global Cities REIT, Inc.